UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[ ]    Definitive Proxy Statement
[ X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to §240.14a-12

       State Bank Financial Corporation
(Name of Registrant as Specified In Its Charter)
_____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

In our definitive proxy statement mailed to our shareholders, we stated that we have 35,687,574 outstanding shares as of the record date.  We have determined, after printing our proxy materials, that the correct number of outstanding shares on April 6, 2015, our record date, was 35,738,150.

In addition, we have corrected the percent of beneficial ownership of certain of our beneficial owners under the heading “Security Ownership of Certain Beneficial Owners and Management” in our definitive proxy statement. The corrected percentage of beneficial ownership are set forth in the below tables:

Security Ownership of Certain Beneficial Owners

The following table shows the owners of more than 5% of our outstanding common stock as of April 6, 2015, the record date.

Name and Address	Number of Shares Owned	Right to Acquire	Percentage of Beneficial Ownership(1)

Franklin Mutual Advisers, LLC(2) 101 John F. Kennedy Parkway Short Hills, New Jersey 07078	2,037,860	—	5.70%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	1,980,005	—	5.54%

(1)	The percentage of beneficial ownership is based on 35,738,150 shares outstanding on April 6, 2015.

(2)
This information is based solely on the Schedule 13G/A filed on February 3, 2015 by Franklin Mutual Advisers, LLC reporting that the shares are beneficially owned by one or more open-end investment companies or other managed accounts which, pursuant to investment management contracts, are managed by Franklin Mutual Advisers, LLC, an indirect wholly-owned subsidiary of Franklin Resources, Inc. Pursuant to the investment management contracts, Franklin Mutual Advisers, LLC has sole voting and dispositive power over 2,037,860 shares. Franklin Mutual Advisers, LLC, however, disclaims any pecuniary interest in the shares and disclaims that it is the beneficial owner of the shares as defined in Rule 13d-3.

(3)
This information is based solely on the Schedule 13G/A filed on February 11, 2015 by The Vanguard Group, which reported sole voting power over 39,638 shares, shared dispositive power over 37,738 shares, and sole dispositive power over 1,942,267 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 37,738 shares as a result of serving as an investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 1,900 shares as a result of serving as an investment manager of Australian investment offerings.

Security Ownership of Management

The following table shows the number of shares of our common stock beneficially owned as of April 6, 2015 by (a) each director and named executive officer named below, and (b) the executive officers and all directors, as a group.

Name and Address(1)	Number of Shares Owned(2)	Right to Acquire(3)	Percentage of Beneficial Ownership(4)

James R. Balkcom, Jr.	6,182	2,000	*
Kelly H. Barrett(5)	9,000	—	*
Archie L. Bransford, Jr.(6)	9,000	6,000	*
Thomas L. Callicutt, Jr.	25,055	—	*
Kim M. Childers(7)	208,038	—	*
Ann Q. Curry	5,300	—	*
Stephen W. Doughty(8)	157,038	400,521	1.54%
Joseph W. Evans	333,626	400,521	2.03%
Virginia A. Hepner	3,000	—	*
John D. Houser(9)	104,449	20,000	*
William D. McKnight	72,510	—	*
Major General (Ret.) McMahon	3,100	—	*
J. Daniel Speight, Jr.	208,038	400,521	1.68%
J. Thomas Wiley, Jr.(10)	190,000	400,521	1.63%
All Directors and Executive Officers as a Group (23 persons)	1,967,423	1,720,084	9.84%

* Denotes beneficial ownership of less than 1%.

(1)	The address of each of these listed individuals is c/o State Bank Financial Corporation, 3399 Peachtree Road NE, Suite 1900, Atlanta, Georgia 30326.

(2)
The shares shown in this column include shares of restricted stock issued under our 2011 Omnibus Equity Compensation Plan for which such holder has voting rights in the following amounts: Mr. Balkcom–1,000 shares; Ms. Barrett–1,000 shares; Mr. Bransford–1,000 shares; Mr. Callicutt–18,100 shares; Mr. Childers–79,038 shares; Mr. Doughty–23,038 shares; Mr. Evans–92,600 shares; Ms. Hepner–1,000 shares; Mr. Houser–1,000 shares; Major General (Ret.) McMahon-1,000 shares; Mr. Speight–79,038 shares; and Mr. Wiley–69,000 shares.

(3)	The shares shown in this column are purchasable on exercise of currently exercisable warrants to purchase common stock. The persons named in the table purchased those warrants.

(4)
The percentages shown above are based on 35,738,150 shares of our common stock outstanding on April 6, 2015. Under SEC Rule 13d-3, shares of common stock that a person has the right to acquire by exercising stock options and warrants held by that person that are exercisable within 60 days of April 6, 2015 are deemed outstanding for the purpose of computing the percentage ownership of the person, but those shares are not deemed outstanding for computing the percentage ownership of any other person.

(5)	Includes 1,000 shares of common stock held by Ms. Barrett’s spouse.

(6)	Includes 3,000 shares and 3,000 warrants jointly held by Mr. Bransford’s spouse for which he shares voting and dispositive power.

(7)	Includes 80,000 shares that are pledged as security to secure a line of credit.

(8)
Includes 5,000 shares jointly held by Mr. Doughty’s spouse for which he shares voting and dispositive power and 120,000 shares of common stock and 400,521 warrants held by an irrevocable trust for the benefit of Mr. Doughty’s spouse with the remainder to Mr. Doughty’s children. Mr. Doughty’s spouse is trustee of the trust.

(9)
Includes 52,375 shares of common stock held by Southern Trust Insurance Corporation for which Mr. Houser, as Chief Executive Officer of Southern Trust Insurance Corporation, has sole voting and dispositive power. Mr. Houser disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(10)	Includes 120,000 shares that are pledged as security to secure a line of credit.